SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDED CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 7, 2007

BASELINE OIL & GAS CORP.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-116890	30-0226902
State of Incorporation	Commission File Number	IRS Employer I.D. Number

11811 N. Freeway (I-45), Suite 200, Houston, Texas 77060

Address of principal executive offices

Registrant’s telephone number: (281) 591-6100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

This amendment amends the Current Report on Form 8-K filed by Baseline Oil & Gas Corp. (“we” or the “Company”) with the Securities and Exchange Commission on September 7, 2007, wherein we disclosed certain information contained in the preliminary offering memorandums with respect to our intended issuance of (i) $115 million aggregate principal amount of Senior Secured Notes due 2012 (“Senior Notes”) in an offering under Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Act”) and a limited number of institutional accredited investors within the meaning of Rule 501(a)(1), (2), (3) or (7) of the Act and (ii) $50 million of Senior Subordinated Convertible Secured Notes due 2013 (“Convertible Subordinated Notes”) under Rule 144A of the Act.

Subsequent to our Current Report filed on September 7, 2007 but prior to pricing, we subsequently increased the amount of the Senior Notes offered in the private offering from $110 to $115 million and provided for the Convertible Subordinated Notes to be secured by a third lien on substantially all of the Company’s assets, subordinated to the Senior Notes and certain permitted indebtedness of the Company, including its senior revolving credit facility. A copy of our press release announcing the foregoing was filed as exhibit to our Current Report on Form 8-K filed with the Commission on September 18, 2007.

Attached as Exhibit 99.1 hereto is pro forma financial information of our Company, giving effect to the proposed asset purchase described below. This exhibit updates the pro forma financial information contained in the portions of the preliminary offering memorandums disclosed in our Current Report and is based upon the actual interest rates to be borne by the Senior Notes and the Convertible Subordinated Notes.

As disclosed in our Current Report filed on September 7, 2007, we plan to use the net proceeds from the issuance of the Senior Notes and the Convertible Subordinated Notes to purchase certain oil and natural gas assets from DSX Energy Limited, LLP (“DSX”), Kebo Oil & Gas, Inc., Sanchez Oil & Gas Corp., Sue Ann Operating, L.L.C., and twenty-three other individuals, trusts, and companies, pursuant to an Asset Purchase and Sale Agreement dated as of August 7, 2007.

Neither the Senior Notes nor the Convertible Subordinated Notes have been registered under the Act or under any state securities laws, and may not be offered or sold in the United States or to U.S. persons absent registration or an applicable exemption from the registration requirements. This Amended Current Report on Form 8-K/A does not constitute an offer to sell or the solicitation of an offer to buy either the Senior Notes or the Convertible Subordinated Notes.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Consolidated Financial Information and Notes.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 21, 2007

BASELINE OIL & GAS CORP.

By:	/s/ Thomas Kaetzer
Thomas Kaetzer
Chief Executive Officer

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Exhibit Index

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Consolidated Financial Information and Notes.